UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
______________________

FORM 8-K
_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 20, 2015 (April 14, 2015)

FORESIGHT ENERGY LP

(Exact Name of Registrant as Specified in Charter)
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Delaware	001-36503	80-0778894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 North Broadway Suite 2600 Saint Louis, MO		63102
(Address of Principal Executive Offices)		(Zip Code)

(314) 932-6160

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.04	Mine Safety — Reporting of Shutdowns and Patterns of Violations.

On July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Act”) was enacted. Section 1503 of the Act  included new reporting requirements related to mine safety, including disclosing on a Current Report on Form 8-K the receipt of an imminent  danger order under Section 107 (a) of the Federal Mine Safety and Health Act of 1977 (“the Mine Act”) issued by the Federal Mine Safety and  Health Administration (“MSHA”).

On Tuesday, April 14, 2015, Mach Mining LLC (“Mach”), the operator of Foresight Energy LP’s Mach #1 Mine located near Marion, Illinois (the “Mine”), was issued an imminent danger order under Section 107(a) of the Mine Act (the “Order”) by MSHA.  The Order, which MSHA promptly terminated, alleged that a miner was observed within the turning radius of a continuous mining machine while it was being trammed.  Mach disputes the allegation and intends to challenge the original issuance of the Order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2015

FORESIGHT ENERGY LP

By Foresight Energy GP LLC, its general partner

/s/ Michael J. Beyer
By:	Michael J. Beyer
President & Chief Executive Officer